American Century Investments®
Quarterly Portfolio Holdings
Non-U.S. Intrinsic Value Fund
February 29, 2020

Non-U.S. Intrinsic Value - Schedule of Investments
FEBRUARY 29, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.4%
Belgium — 0.9%
Ontex Group NV	172,760	2,612,705
Brazil — 2.4%
Embraer SA ADR(1)	486,329	7,411,654
China — 2.1%
PetroChina Co. Ltd., H Shares	16,268,000	6,328,649
France — 11.2%
BNP Paribas SA	172,329	8,420,285
Renault SA	80,727	2,404,858
Sanofi	143,256	13,248,842
Societe Generale SA	182,150	5,194,998
TOTAL SA	109,547	4,694,032
		33,963,015
Germany — 5.1%
Commerzbank AG	1,165,982	6,720,626
Daimler AG	171,821	7,155,753
Leoni AG(1)	166,891	1,661,398
		15,537,777
Italy — 5.0%
Eni SpA	692,834	8,576,940
Saras SpA	3,376,321	3,987,302
UniCredit SpA	212,977	2,741,149
		15,305,391
Japan — 22.1%
Alfresa Holdings Corp.	229,900	4,113,434
Haseko Corp.	849,300	10,805,959
Hazama Ando Corp.	248,300	1,810,494
Mazda Motor Corp.	605,600	4,179,284
Mitsubishi UFJ Financial Group, Inc.	2,670,300	13,099,783
Mizuho Financial Group, Inc.	6,067,500	8,273,405
Nippon Television Holdings, Inc.	400,300	4,823,216
Nissan Motor Co. Ltd.	1,589,700	6,801,586
NOK Corp.	90,300	1,139,350
Sumitomo Mitsui Financial Group, Inc.	227,400	7,309,271
Token Corp.	23,000	1,591,191
TV Asahi Holdings Corp.	138,800	2,337,589
Yamazen Corp.	123,300	986,007
		67,270,569
Mexico — 4.0%
Cemex SAB de CV ADR	671,660	2,203,045
Fibra Uno Administracion SA de CV	6,524,541	9,881,449
		12,084,494
Netherlands — 6.4%
Aegon NV	2,365,193	8,072,265

AerCap Holdings NV(1)	107,656	5,606,725
NN Group NV	76,962	2,634,821
Signify NV	107,210	3,204,936
		19,518,747
Russia — 4.9%
Gazprom PJSC	2,069,042	6,367,468
Surgutneftegas PJSC Preference Shares	17,429,113	8,626,066
		14,993,534
South Korea — 8.2%
Hana Financial Group, Inc.	133,451	3,445,630
Hyundai Mobis Co. Ltd.	39,170	6,844,825
Hyundai Motor Co.	101,267	9,684,518
Hyundai Wia Corp.	36,467	1,167,068
Kia Motors Corp.	124,634	3,767,038
		24,909,079
Spain — 1.8%
Atresmedia Corp. de Medios de Comunicacion SA	353,970	1,298,465
Tecnicas Reunidas SA(1)	187,699	4,249,070
		5,547,535
Switzerland — 2.7%
Credit Suisse Group AG(1)	729,013	8,260,474
United Kingdom — 21.6%
Babcock International Group plc	1,482,747	8,596,347
Barclays plc	6,602,300	12,778,067
BT Group plc	1,290,127	2,383,930
Capita plc(1)	4,704,674	7,821,815
GlaxoSmithKline plc	748,997	15,093,387
Kingfisher plc	5,373,568	13,202,618
Standard Chartered plc	480,490	3,475,884
WPP plc	244,275	2,382,059
		65,734,107
TOTAL COMMON STOCKS (Cost $339,932,891)		299,477,730
EXCHANGE-TRADED FUNDS — 0.8%
iShares MSCI EAFE Value ETF (Cost $2,530,407)	53,546	2,352,276
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 7.875%, 2/15/21 - 5/15/45, valued at $1,182,592), in a joint trading account at 1.35%, dated 2/28/20, due 3/2/20 (Delivery value $1,154,558)		1,154,428
State Street Institutional U.S. Government Money Market Fund, Premier Class	65,196	65,196
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,219,624)		1,219,624
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $343,682,922)		303,049,630
OTHER ASSETS AND LIABILITIES — 0.4%		1,072,261
TOTAL NET ASSETS — 100.0%		$304,121,891

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	29.7%
Consumer Discretionary	23.2%
Energy	14.0%
Industrials	11.5%
Health Care	10.7%
Communication Services	4.4%
Real Estate	3.3%
Consumer Staples	0.9%
Materials	0.7%
Exchange-Traded Funds	0.8%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	7,411,654	—	—
Mexico	2,203,045	9,881,449	—
Netherlands	5,606,725	13,912,022	—
Other Countries	—	260,462,835	—
Exchange-Traded Funds	2,352,276	—	—
Temporary Cash Investments	65,196	1,154,428	—
	17,638,896	285,410,734	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.